United States

Securities and Exchange Commission

Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

KemPharm, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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KEMPHARM, INC.
1180 Celebration Boulevard, Suite 103
Celebration, FL 34747

, 2020

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of KemPharm, Inc., a Delaware corporation ("KemPharm," the “Company,” “we,” "our," "us"). The meeting will be held on               ,                     , 2020 at        AM/PM, Eastern Time and will be held virtually on the Internet at                        .

The matters scheduled to be considered at the meeting are (1) to approve amendments to the Company’s restated certificate of incorporation, as amended, and authorize the Company’s Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of the Company’s Common Stock, at a ratio of between 1-for-3 and 1-for-40, inclusive, such ratio to be determined at the discretion of the Board of Directors; and (2) to conduct any other business properly brought before the Special Meeting. These items of business are more fully described in the enclosed proxy statement, which you are encouraged to read in its entirety.

All stockholders of KemPharm are invited to attend the Special Meeting virtually on the Internet. Whether or not you expect to attend the Special Meeting, please vote your shares as promptly as possible using the enclosed proxy card, or via the Internet or telephone as instructed in the enclosed materials, in order to ensure your representation at the Special Meeting. Even if you have voted by proxy, you may still vote virtually on the internet if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors

/s/
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

KEMPHARM, INC.

1180 Celebration Boulevard, Suite 103
Celebration, FL 34747

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                         , 2020

Notice is hereby given that the Special Meeting of Stockholders (the "Special Meeting") of KemPharm, Inc., a Delaware corporation ("KemPharm," the “Company,” “we,” "our," "us") will be held on                 ,                        , 2020 at          AM/PM, Eastern Time and will be held virtually on the Internet at                                       for the following purposes:

1.

To approve amendments to the Company’s restated certificate of incorporation, as amended, and authorize the Company’s Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of the common stock, at a ratio of between 1-for-3 and 1-for-40, inclusive, such ratio to be determined at the discretion of the Board of Directors; and

2.	To conduct any other business properly brought before the meeting.

Please refer to the proxy materials accompanying this Notice for further information about the business to be transacted at the Special Meeting.

The record date for the Special Meeting is                          , 2020. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof.

Our Board of Directors recommends that you vote FOR Proposal 1.

By Order of the Board of Directors

/s/
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

Celebration, FL
, 2020

All stockholders are cordially invited to attend the Special Meeting virtually on the Internet. Whether or not you expect to attend the Special Meeting, please vote by proxy, as promptly as possible, to ensure your representation at the Special Meeting.

You may vote by proxy by completing and mailing the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by our Board of Directors.

You may also vote by proxy via the Internet by going to the website                              , and following the instructions provided there, or by telephone, by calling the following number:                         using a touch-tone phone and following the recorded instructions. You will be asked to provide the company number and control number found on the proxy card. Your proxy card, Internet or telephone vote must be received by            AM/PM, Eastern Time on                        , 2020 to be counted.

We will make all of our proxy materials available on the Internet at                                  , beginning on or about                      , 2020, and permit voting via the Internet and by telephone as of that date.

If your shares are held by a broker, bank, or other agent, you are considered the beneficial owner of those shares, and your shares are held in “street name.” If you hold your shares in “street name” you will receive instructions from your broker, bank or other agent describing how to vote your shares. If you hold shares in “street name” and do not receive instructions on how to vote your shares, you should contact your broker, bank or other agent promptly and request this information.

Even if you have voted by proxy via one of the procedures listed above, you may still vote virtually on the Internet if you attend the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this proxy statement.

KEMPHARM, INC.

1180 Celebration Blvd. Suite 103

Celebration, FL 34747

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

                      , 2020

This proxy statement (this “Proxy Statement”) is being furnished to holders of KemPharm, Inc. (sometimes referred to as the “Company,” “KemPharm,” “we,” “us,” and “our”) common stock, par value $0.0001 per share (the “Common Stock”). Proxies are being solicited on behalf of the Board of Directors of KemPharm (the “Board of Directors” or the “Board”) to be used at the Special Meeting of Stockholders (the “Special Meeting”) to be held on                 ,                       , 2020 at           AM/PM, Eastern Time and held virtually on the Internet at                                      and at any postponement or adjournment thereof, for the purposes set forth herein.

KemPharm is using the Securities and Exchange Commission (the “SEC”) rule that allows us to deliver a “full set” of our proxy materials by mail to all of our stockholders of record as of                    , 2020 (the “Record Date”). Our proxy materials include the Notice of Special Meeting (the “Notice”), this Proxy Statement and a proxy card (collectively, the “Proxy Materials”), and we will mail our Proxy Materials on or about                      , 2020. In addition to mailing our Proxy Materials, we will also provide access to our Proxy Materials over the Internet, by                    , 2020. The Notice and the Proxy Statement instruct you on how to access and review all of the important information contained in the Proxy Materials via the Internet. The Notice and the Proxy Statement also instruct you on how you may submit your vote by mail, the Internet, toll-free number, or virtually at the Special Meeting.

All stockholders may view and print KemPharm’s proxy statement at www.kempharm.com.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the Internet.

We intend to mail these proxy materials on or about                      , 2020 to all stockholders of record entitled to vote at the Special Meeting.

How do I attend the Special Meeting?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. No physical meeting will be held.

You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting                               . You also will be able to vote your shares online by attending the Special Meeting by webcast.

To participate in the Special Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. You will need a password to enter the meeting. Your password for the meeting is included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at            AM/PM, Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Why are you holding a virtual meeting instead of a physical meeting?

We are utilizing the virtual meeting format to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with internet access.

In light of the ongoing COVID-19 pandemic, we also believe that holding a virtual meeting is in the best interest of the health and safety of our stockholders. Recent public health guidance, both globally and in the United States, may restrict the ability of our stockholders to be able to travel and attend, or for the Company to host, an in-person stockholder meeting. Accordingly, we believe a virtual meeting will provide the best opportunity for our stockholders to attend and participate in the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, there were                        shares of Common Stock outstanding and entitled to vote. In accordance with Delaware law, a list of stockholders entitled to vote at the Special Meeting will be available both (i) virtually at the Special Meeting, via a weblink on the Special Meeting homepage, and (ii) for 10 days prior to the Special Meeting, Monday through Friday between the hours of 9:30 AM and 4:00 PM, Eastern Time at our corporate headquarters located at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747.

In order to attend the Special Meeting virtually, and be deemed present at the Special Meeting, you will need to follow the instructions provided in your Proxy Materials and log into the meeting site using your control number and password provided on your proxy card.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with KemPharm’s transfer agent, Computershare Trust Company N.A. ("Computershare"), then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually on the Internet at the meeting unless you request and obtain a valid proxy from your broker or other agent.

If you hold your shares in “street name” and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters.

What am I voting on?

Approval of amendments to the Company’s amended and restated certificate of incorporation and authorization of the Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of the Common Stock, at a ratio of between 1-for-3 and 1-for-40, inclusive, such ratio and the timing of the filing thereof to be determined at the discretion of the Board of Directors (such proposal, “Proposal No. 1”).

How do I register to attend the Special Meeting virtually on the internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Special Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually on the Internet.

To register to attend the Special Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your KemPharm holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than               AM/PM, Eastern Time, on                     , 2020.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed as follows:

If by email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

If by mail:

Computershare

KemPharm Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote virtually on the Internet at the Special Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote virtually at the Special Meeting even if you have already voted by proxy.

➣	To vote virtually on the Internet at the Special Meeting, register for the Special Meeting using the instructions above.

➣	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

➣	To vote over the telephone, dial toll-free using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number found on the enclosed proxy card. Your vote must be received by AM/PM, Eastern Time on , 2020 to be counted.

➣	To vote through the Internet, go to to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by AM/PM, Eastern Time on , 2020 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from KemPharm. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote virtually on the Internet at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your access to the Internet, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by telephone, through the Internet, by completing your proxy card, or virtually on the Internet at the Special Meeting, your shares will not be voted.

Beneficial Owner:  Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares,  the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly,  we believe that your broker or nominee will be permitted vote your shares on Proposal 1. However, this remains subject to the final determination from the NYSE regarding which of the proposals are “routine” or “non-routine.” While we believe Proposal 1 is a “routine” matter, it is possible that Proposal 1 may be deemed a “non-routine” matter, in which case, if you do not direct your broker how to vote on Proposal 1, your broker may not exercise discretionary voting authority and may not vote your shares on Proposal 1, and any broker non-votes would be counted against Proposal 1 because a majority of shares outstanding is required for approval.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the approval to effect the reverse stock split. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is soliciting the proxies?

The Board is soliciting the proxies for the Special Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of Proxy Materials?

If you receive more than one set of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the Proxy Materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

➣	You may submit another properly completed proxy card with a later date.

➣	You may grant a subsequent proxy by telephone or through the Internet.

➣	You may send a timely written notice that you are revoking your proxy to KemPharm’s Corporate Secretary at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747.

➣	You may attend the Special Meeting and vote virtually on the Internet. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or the Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions and “broker non-votes” will be counted for purposes of establishing a quorum, will be counted towards the vote total for Proposal No. 1, and will have the same effect as “Against” votes

What are “broker non-votes”?

Broker non-votes occur when banks, brokers or others who hold shares in “street name” for a beneficial owner return a proxy but provide no instruction as to how the shares should be voted on a particular matter. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals and elections of directors, even if not contested. Accordingly,  we believe that Proposal No. 1 is a "routine" matter and your broker or nominee will be permitted vote your shares on Proposal 1. However, this remains subject to the final determination from the NYSE regarding which of the proposals are “routine” or “non-routine.” While we believe Proposal 1 is a “routine” matter, it is possible that Proposal 1 may be deemed a “non-routine” matter, in which case, if you do not direct your broker how to vote on Proposal 1, your broker may not exercise discretionary voting authority and may not vote your shares on Proposal 1, and any broker non-votes would be counted against Proposal 1 because a majority of shares outstanding is required for approval.

How many votes are needed to approve this proposal?

The affirmative vote of a majority of the outstanding Common Stock is required to pass Proposal No. 1 to approve the amendments of the Company’s amended and restated certificate of incorporation and authorize the Board of Directors, to  effect a reverse stock split of the Common Stock at a ratio of between 1-for-3 and 1-for-40, inclusive, such ratio to be determined at the discretion of the Board of Directors. Broker non-votes, as well as any abstentions, will be treated as votes against this proposal.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote FOR Proposal No. 1.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares entitled to vote are present at the meeting virtually or represented by proxy. On the Record Date, there were                      shares outstanding and entitled to vote. Thus, the holders of                             shares must be present virtually or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting virtually or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

We will make all of the Proxy Materials available on the Internet at                                  , beginning on or about                     , 2020, and permit voting via the Internet and by telephone as of that date.

What are the deadlines for submitting stockholder proposals for the 2021 annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 21, 2021, to KemPharm’s Corporate Secretary at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so by no earlier than February 20, 2021, and no later than March 21, 2021; provided, however that if next year's annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after June 19, 2021, your proposal must be submitted (i) not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting; or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

PROPOSAL NO. 1

APPROVAL OF CERTIFICATES OF AMENDMENT TO THE COMPANY’S

RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Introduction

The Board has adopted a resolution approving, and recommending to the Company’s stockholders for their approval, a series of proposed certificates of amendment to the Company’s amended and restated certificate of incorporation (the “Restated Certificate of Incorporation”) to effect a reverse split of the shares of the Common Stock at a ratio of between 1-for-3 and 1-for-40, inclusive, (the “Reverse Stock Split”). The texts of the forms of the proposed certificates of amendment to the Restated Certificate of Incorporation are annexed to this proxy statement as Annexes A-1 to A-38. Assuming the stockholders approve the proposal, the Board will have the sole discretion under Section 242(c) of the General Corporation Law of the State of Delaware (the “DGCL”), as it determines to be in the best interest of the Company and its stockholders, both to select the specific exchange ratio within the designated range of between 1-for-3 and 1-for-40, inclusive, and also to decide whether or not to proceed to effect the Reverse Stock Split or instead to abandon the proposed certificates of amendment altogether. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the Restated Certificate of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of the Common Stock by the ratio to be determined by the Board, but will not increase the par value of the Common Stock, and will not change the number of authorized shares of the Common Stock. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.

By approving Proposal No. 1 and the Reverse Stock Split, stockholders will approve each of a series of certificates of amendment to the Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares, between and including three and forty, would be combined into one share of Common Stock, and authorize the Board to file only one such certificate of amendment, as determined by the Board in the manner described herein, and to abandon each certificate of amendment not selected by the Board. If approved, the Board may also elect not to effect any Reverse Stock Split and consequently not to file any certificate of amendment to the Restated Certificate of Incorporation. The Board believes that stockholder approval of the series of certificates of amendment granting the Board this discretion, rather than approval of a specified exchange ratio, provides the Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders.

The Company’s Nasdaq Listing Compliance

The Common Stock was previously listed on the Nasdaq Capital Market under the symbol “KMPH,.” but, effective May 21, 2020, the Common Stock was delisted from the Nasdaq Capital Market and began to trade on the OTC Markets Venture Market (the "OTCQB") under the symbol "KMPH". To regain a listing on the Nasdaq Capital Market, the Company must satisfy the applicable initial listing standards established by Nasdaq Stock Market LLC (“Nasdaq”). Among other things, the Company is required to comply with the minimum initial listing requirements of the Nasdaq Capital Market (the “Nasdaq Capital Requirements”), including that the Common Stock have a minimum bid price of $4.00. The Company does not currently satisfy multiple of the Nasdaq Capital Requirements, including with regard to its stock price. For instance, if we were to attempt to relist on the Nasdaq Capital Market based on the stockholders’ equity standard, we are required to have stockholders’ equity of at least $5.0 million Yet, as of June 30, 2020, we had a stockholders’ deficit of approximately ($62.9 million). Accordingly, regaining compliance with the minimum bid price requirement will not alone allow us to be eligible for listing on the Nasdaq Capital Market, and we cannot guarantee when or if we will regain compliance with these other Nasdaq Capital Requirements.

Assuming the stockholders approve Proposal No. 1, the Board will determine whether to effect a Reverse Stock Split in the range of between 1-for-3 and 1-for-40, inclusive, at the ratio determined by the Board to be most likely sufficient to allow the Company to meet and maintain the $4.00 minimum bid price requirement.

Reasons for the Reverse Stock Split

Nasdaq Compliance

On May 19, 2020, Nasdaq notified us that the Common Stock would be delisted from Nasdaq, effective May 21, 2020, as the Company was unable to regain compliance with the $35 million minimum market value of listed securities requirement for continued listing on The Nasdaq Capital Market. As a result, on May 21, 2020, the Company began trading on the OTCQB under the symbol "KMPH".

If Proposal No. 1 is approved by the holders of the Common Stock and the Board decides to implement the Reverse Stock Split, the Board will determine the ratio of the Reverse Stock Split, in the range of between 1-for-3 and 1-for-40, inclusive, as determined in the judgment of the Board to be most likely sufficient to allow us to achieve and maintain compliance with the minimum $4.00 per share requirement for listing on the Nasdaq Capital Market while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market. By way of illustration, assuming a per share price of $         , which represents the closing price of the Common Stock on the OTCQB on the Record Date, immediately prior to the filing of the appropriate certificate of amendment to the Restated Certificate of Incorporation, the Board may determine that we should effect a 1-for-3 or 1-for-40 reverse stock split, with the goal of achieving a bid price of $         or $          per share, respectively. Please refer to the section entitled “Effects of the Reverse Stock Split” below for more detailed examples of the effects of the range of ratios.

If we are able to satisfy the Nasdaq Listing Requirements and regain listing on the Nasdaq Capital Market this would provide us with a market for the Common Stock that is more accessible than our current market, the OTCQB. The OTCQB is generally considered to be less efficient than, and not as broad as, the Nasdaq Capital Market. Among other factors, we believe trading on the Nasdaq Capital Market increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by Market Makers (as defined in Nasdaq Rule 5005). Further, a Nasdaq Capital Market listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of the Common Stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our shares qualify for listing on the Nasdaq Capital Market as compared with the OTCQB.

Stock Price Volatility.

We have been advised that a higher stock price may increase the acceptability of the Common Stock to a number of long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices.

Stock Price Requirements.

We understand that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin.

Transaction Costs.

Investors also may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

Board Discretion to Implement the Reverse Stock Split

If the Board determines to effect the Reverse Stock Split, it will consider certain factors in selecting the specific exchange ratio, including prevailing market conditions, the trading price of the Common Stock and the steps that we will need to take in order to achieve compliance with the minimum bid price requirement and other listing regulations of the Nasdaq Capital Market. Based in part on the price of the Common Stock on the days leading up to the filing of the certificate of amendment to the Restated Certificate of Incorporation effecting the Reverse Stock Split, the Board will determine the ratio of the Reverse Stock Split, in the range of 1-for-3 to 1-for-40, inclusive, that, in the judgment of the Board, is the reverse split ratio most likely to allow us to achieve and maintain compliance with the minimum $4.00 per share requirement for initial listing on the Nasdaq Capital Market, while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market.

Notwithstanding approval of the Reverse Stock Split by the stockholders, the Board may, in its sole discretion, abandon all of the proposed certificates of amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the Reverse Stock Split prior to the one-year anniversary of the Special Meeting, as permitted under Section 242(c) of the DGCL. If the Board fails to implement any of the certificates of amendment prior to the one-year anniversary of the Special Meeting, stockholder approval would again be required prior to implementing any Reverse Stock Split.

Consequences if Stockholder Approval for Proposal Is Not Obtained

If stockholder approval for Proposal No. 1 is not obtained, we will not be able to file a certificate of amendment to the Restated Certificate of Incorporation to effect the Reverse Stock Split. Unless the bid price for the Common Stock increases to greater than $4.00, then we will not meet the initial listing requirements for the Nasdaq Capital Market and our Common Stock will continue to be traded on the OTCQB.

Continued trading on the OTCQB could impair the liquidity and per share market price of our common stock. In addition, continued trading on the OTCQB, which is not a national exchange, could have a material adverse effect on our ability to access the capital markets, which could adversely impact our ability to raise capital on terms acceptable to us, or at all. In addition, the limited number of authorized shares of the Common Stock that are neither outstanding nor reserved for issuance could adversely affect our ability to raise capital through equity financings.

Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal 1, stockholders should consider the following risks associated with effecting a Reverse Stock Split:

●

Although we expect that a Reverse Stock Split will result in an increase in the per share market price of the Common Stock, we cannot assure you that a Reverse Stock Split, if effected, will increase the per share market price of the Common Stock in proportion to the reduction in the number of shares of the Common Stock outstanding or result in a permanent increase in the per share market price. The effect that a Reverse Stock Split may have upon the per share market price of the Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The per share market price of the Common Stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of the Common Stock after a Reverse Stock Split may be lower than the total market capitalization before a Reverse Stock Split and, in the future, the per share market price of the Common Stock following a Reverse Stock Split may not exceed or remain higher than the per share market price prior to a Reverse Stock Split.

●

We are not currently in compliance with multiple initial listing requirements for the Nasdaq Capital Market. Accordingly, even if our stockholders approve a Reverse Stock Split, the Reverse Stock Split is effected and we satisfy the minimum bid price requirement, there can be no assurance that we will satisfy the other initial listing requirements of the Nasdaq Capital Market, and we still may not be able to list our Common Stock on the Nasdaq Capital Market. For instance, if we were to attempt to relist on the Nasdaq Capital Market based on the stockholders’ equity standard, we are required to have stockholders’ equity of at least $5.0 million Yet, as of June 30, 2020, we had a stockholders’ deficit of approximately ($62.9 million). Accordingly, regaining compliance with the minimum bid price requirement will not alone allow us to be eligible for listing on the Nasdaq Capital Market, and we cannot guarantee when or if we will regain compliance with these other Nasdaq Capital Requirements.

●

A Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

●

Although the Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of a Reverse Stock Split and the anticipated increase in the per share market price of Common Stock could encourage interest in the Common Stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Effects of the Reverse Stock Split

The following table sets forth the number of shares of the Common Stock that would be outstanding immediately after the Reverse Stock Split at various exchange ratios, based on the                      shares of Common Stock outstanding as of                       , 2020. The table does not account for fractional shares that will be paid in cash.

Ratio of Reverse Stock Split	Approximate Shares of Common Stock Outstanding After Reverse Stock Split
None
1:3
1:4
1:5
1:6
1:7
1:8
1:9
1:10
1:11
1:12
1:13
1:14
1:15
1:16
1:17
1:18
1:19
1:20
1:21
1:22
1:23
1:24
1:25
1:26
1:27
1:28
1:29
1:30
1:31
1:32
1:33
1:34
1:35
1:36
1:37
1:38
1:39
1:40

If a stockholder owns 10,000 shares of Common Stock prior to the Reverse Stock Split, after the Reverse Stock Split that same stockholder would own 3,333 shares in the case of a Reverse Stock Split at the ratio of 1-for-3, 2,500 shares in the case of a Reverse Stock Split at the ratio of 1-for-4, 2,000 shares in the case of a Reverse Stock Split at the ratio of 1-for-5, 1,666 shares in the case of a Reverse Stock Split at the ratio of 1-for-6, 1,428 shares in the case of a Reverse Stock Split at the ratio of 1-for-7, 1,250 shares in the case of a Reverse Stock Split at the ratio of 1-for-8, 1,111 shares in the case of a Reverse Stock Split at the ]ratio of 1-for-9, 1,000 shares in the case of a Reverse Stock Split at the ratio of 1-for-10, 909 shares in the case of a Reverse Stock Split at the ratio of 1-for-11, 833 shares in the case of a Reverse Stock Split at the ratio of 1-for-12, 769 shares in the case of a Reverse Stock Split at the ratio of 1-for-13, 714 shares in the case of a Reverse Stock Split at the ratio of 1-for-14, 666 shares in the case of a Reverse Stock Split at the ratio of 1-for-15, 625 shares in the case of a Reverse Stock Split at the ratio of 1-for-16, 588 shares in the case of a Reverse Stock Split at the ratio of 1-for-17, 555 shares in the case of a Reverse Stock Split at the ratio of 1-for-18, 526 shares in the case of a Reverse Stock Split at the ratio of 1-for-19, 500 shares in the case of a Reverse Stock Split at the ratio of 1-for-20, 476 shares in the case of a Reverse Stock Split at the ratio of 1-for-21, 454 shares in the case of a Reverse Stock Split at the ratio of 1-for-22, 434 shares in the case of a Reverse Stock Split at the ratio of 1-for-23, 416 shares in the case of a Reverse Stock Split at the ratio of 1-for-24, 400 shares in the case of a Reverse Stock Split at the ratio of 1-for-25, 384 shares in the case of a Reverse Stock Split at the ratio of 1-for-26, 370 shares in the case of a Reverse Stock Split at the ratio of 1-for-27, 357 shares in the case of a Reverse Stock Split at the ratio of 1-for-28, 344 shares in the case of a Reverse Stock Split at the ratio of 1-for-29, 333 shares in the case of a Reverse Stock Split at the ratio of 1-for-30, 322 shares in the case of a Reverse Stock Split at the ratio of 1-for-31, 312 shares in the case of a Reverse Stock Split at the ratio of 1-for-32, 303 shares in the case of a Reverse Stock Split at the ratio of 1-for-33, 294 shares in the case of a Reverse Stock Split at the ratio of 1-for-34, 285 shares in the case of a Reverse Stock Split at the ratio of 1-for-35, 277 shares in the case of a Reverse Stock Split at the ratio of 1-for-36, 270 shares in the case of a Reverse Stock Split at the ratio of 1-for-37, 263 shares in the case of a Reverse Stock Split at the ratio of 1-for-38, 256 shares in the case of a Reverse Stock Split at the ratio of 1-for-39, and 250 shares in the case of a Reverse Stock Split at the ratio of 1-for-40.

The lasting effect of the proposed Reverse Stock Split upon the per share market price for the Common Stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. We cannot assure you that the market price per new share of Common Stock after the Reverse Stock Split (which we refer to as “New Shares”) will rise in proportion to the reduction in the number of old shares of Common Stock outstanding (which we refer to as “Old Shares”) as a result of the Reverse Stock Split. We also cannot assure you that the market price per New Share will either exceed or remain in excess of the $4.00 minimum bid price as required by the Nasdaq Capital Requirements, or that we will otherwise satisfy any other Nasdaq Capital Requirements. We cannot assure you that another reverse split of the Common Stock will not be necessary in the future. The per share market price of the Common Stock is dependent on our financial condition, performance, prospects and a number of other factors, many of which are unrelated to the number of shares outstanding. If our efforts to meet the Nasdaq Capital Requirements are unsuccessful, the Common Stock would remain on the OTCQB, which is not a national exchange.

The Reverse Stock Split will affect all of our holders of Common Stock uniformly and will not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share, in which case such stockholders will receive a cash payment in lieu of such fractional share. The issued Common Stock will remain fully paid and non-assessable.

The Reverse Stock Split will not affect the par value of the Common Stock. As a result, upon the effectiveness of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the exchange ratio selected by the Board for the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of Common Stock outstanding. In addition, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or settlement of all outstanding options, restricted stock units and warrants to purchase or acquire, as applicable, shares of Common Stock, and the number of shares reserved for issuance pursuant to our existing equity incentive, stock option and employee stock purchase plans will be reduced proportionately based on the exchange ratio selected by the Board for the Reverse Stock Split.

The Reverse Stock Split will have no effect on the total number of shares of Common Stock we are authorized to issue under the Restated Certificate of Incorporation. Therefore, upon effectiveness of the Reverse Stock Split, the number of shares of Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. We may use the additional authorized and unissued shares of Common Stock resulting from the Reverse Stock Split to issue additional shares of Common Stock from time to time in equity financings, under our equity compensation plans or in connection with other matters.

We are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act. If the proposed Reverse Stock Split is implemented, the Common Stock will continue to be traded on the OTCQB under the symbol “KMPH.” The Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect of the Reverse Stock Split

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase relative to the number of shares of Common Stock that are issued and outstanding prior to the Reverse Stock Split. Although this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), Proposal No. 1 is not being proposed in response to any effort of which we are aware to accumulate shares of the Common Stock or to obtain control of the Company.

Effective Date

The Reverse Stock Split will be effected at 5:01 PM, Eastern time, on the date that the certificate of amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Beginning at the effective time of the Reverse Stock Split, each certificate representing Old Shares will be deemed for all corporate purposes to represent New Shares. The texts of the proposed certificates of amendment to the Restated Certificate of Incorporation are in the forms annexed to this proxy statement as Annexes A-1 through A-38.

Exchange of Stock Certificates

The transfer agent for the Company will act as the “exchange agent” for purposes of implementing the exchange of stock certificates. Holders of Old Shares that are certificated will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so.

Fractional Shares

No fractional shares of Common Stock will be issued as a result of the proposed Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the Common Stock as reported on the OTCQB on the effective date of the certificate of amendment to the Restated Certificate of Incorporation by (ii) the number of shares of Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest. Holders of as many as 39 shares (if we were to implement a 1-for-40 Reverse Stock Split) of Common Stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split. The exact number by which the number of holders of the Common Stock would be reduced will depend on the Reverse Stock Split ratio adopted and the number of stockholders that hold less than the Reverse Stock Split ratio as of the effective date of the Reverse Stock Split. As of the Record Date, there were approximately             holders of record of the Common Stock, of which            were holders of fewer than 40 shares of Common Stock. As a result of the Reverse Stock Split, assuming the maximum Reverse Stock Split ratio of 1-for-40 were selected, we estimate that cashing out fractional stockholders would potentially reduce that number of stockholders of record to              .

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes the material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to the Company or Company stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service has been or will be requested in connection with the Reverse Stock Split.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who are subject to the alternative minimum tax provisions of the Code; (iii) who acquired their shares of Common Stock in connection with stock options, stock purchase plans or other compensatory transactions; (iv) who hold their shares of Common Stock as a hedge or as part of a hedging, straddle, “conversion transaction,” “synthetic security,” integrated investment or any risk reduction strategy; (v) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (vi) who do not hold their shares of Common Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vii) who hold their shares of Common Stock through individual retirement or other tax-deferred accounts; (viii) whose shares of Common Stock constitute qualified small business stock with the meaning of Section 1202 of the Code; or (ix) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF COMPANY COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND REGARDING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

●	No gain or loss should be recognized by the Company as a result of the Reverse Stock Split;

●

A Company stockholder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A Company stockholder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the Old Shares allocated to the fractional share interest and (ii) the cash received.

●

A Company stockholder’s basis in its New Shares, will be equal to the aggregate tax basis of such stockholder’s Old Shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

●	The holding period of Common Stock received in the Reverse Stock Split will include the holding period of the Old Shares exchanged;

●

Stockholders who acquired different blocks of Company Common Stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such Common Stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of tax basis and the holding period of such shares.

●

Any gain or loss recognized by a Company stockholder as a result of receiving cash in lieu of a fractional share interest will generally be a capital gain or loss and will be long term capital gain or loss if the stockholder’s holding period for the relevant Old Shares exchanged is more than one year and will be short-term capital gain if such holding period is one year or less.  Long-term capital gains of individuals are subject to tax at reduced rates.

●

Any cash payments for fractional shares made to Company stockholders in connection with the Reverse Stock Split may be subject to backup withholding on a stockholder’s receipt of such cash, unless such holder furnishes a correct taxpayer identification number and certifies that he or she is not subject to backup withholding or such stockholder is otherwise exempt from backup withholding, generally by providing a properly completed IRS Form W-9. Any amount withheld under the backup withholding rules will generally be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

No Dissenters’ Rights

Under applicable Delaware law, the Company’s stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed amendment to the Restated Certificate of Incorporation to effect the Reverse Stock Split. We will not independently provide our stockholders with any such right.

Vote Required

The affirmative vote of the holders of a majority of all outstanding shares of the Common Stock on the record date is required for approval of the proposed certificates of amendment to the Restated Certificate of Incorporation set forth in Proposal No. 1 and included as Annexes A-1 through A-38. Broker non-votes with respect to Proposal No. 1 will be treated as votes “against” the proposal because they represent shares entitled to vote that have not been voted in the affirmative. Abstentions will also have the same effect as votes “against” the proposal because they represent shares entitled to vote that have not been voted in the affirmative.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of the Record Date for:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

The percentage ownership information shown in the table is based upon                    shares of Common Stock outstanding as of the Record Date.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to (i) the conversion of outstanding convertible notes, assuming a conversion date of                    , 2020, and (ii) the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before                     , 2020, which is 60 days after the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those convertible notes, options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o KemPharm, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Name of Beneficial Owner
Principal Stockholders:
Delaware Street Capital Master Fund, L.P. (1)		%
Named Executive Officers and Directors:
Travis C. Mickle, Ph.D. (2)
Sven Guenther, Ph.D. (3)
R. LaDuane Clifton, CPA (4)
Richard W. Pascoe (5)
Matthew R. Plooster (6)
Joseph B. Saluri (7)
David S. Tierney (8)
All current directors and executive officers as a group (7 persons) (9)		%

*     Represents beneficial ownership of less than 1%.

(1)

Consists of                   shares of common stock and                  shares issuable upon the conversion of convertible promissory notes through                        , 2020 held by Delaware Street Capital Master Fund, L.P. (the “Fund”). In accordance with the terms of the convertible promissory notes, the holder thereof may not convert or exercise this convertible promissory note if such conversion or exercise would result in such holder and its affiliates and any other person or entities with which such holder would constitute a Section 13(d) “group” beneficially owning more than 9.985% of the then issued and outstanding shares of our common stock. This conversion limitation may not be waived and any purported conversion that is inconsistent with this conversion limitation is null and void. The shares held by the Fund are indirectly beneficially owned by (a) DSC Advisors, L.P. (“DSCA”), as investment manager of the Fund, (b) DSC Managers, L.L.C., as general partner of the Fund, (c) DSC Advisors, L.L.C. (“DSCA LLC”), as general partner of DSCA, and (d) Andrew G. Bluhm, the principal of DSCA LLC. The principal business address of Delaware Street Capital Master Fund, L.P. is 900 North Michigan, Suite 1600, Chicago, IL 60611.

(2)

Consists of (a)                     shares of common stock held directly by Dr. Mickle, (b)                 shares of common stock held by the Travis C. Mickle 2015 Dynasty Trust dated 7/21/2015, for which Ms. Christal M.M. Mickle ("Ms. Mickle") serves as trustee, (c)                  shares of common stock held by the Christal M.M. Mickle 2015 Gift Trust dated 7/21/2015, for which Dr. Mickle serves as trustee, (d)               shares of common stock held by the TCM Family Trust u/d/p April 30, 2009, for which Dr. Mickle and Ms. Mickle serve as co-trustees, (e)               shares of common stock held by the Mickle Family Trust u/d/p April 30, 2009, for which Dr. Mickle and Ms. Mickle serve as co-trustees, (f)              shares of common stock held jointly by Dr. Mickle and Ms. Mickle, (g)             shares of common stock held by Mickle Investments LLC, for which Dr. Mickle and Ms. Mickle serve as members and (h)                shares of common stock underlying options held by Dr. Mickle that are exercisable within 60 days of the Record Date.

(3)	Consists of (a) shares of common stock held directly by Dr. Guenther and (b) shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(4)	Consists of (a) shares of common stock held directly by Mr. Clifton and (b) shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(5)	Consists of (a) shares of common stock held directly by Mr. Pascoe and (b) shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(6)	Consists of (a) shares of common stock held directly by Mr. Plooster, (b) shares of common stock held by TD Ameritrade Clearing Inc. Custodian FBO Matthew Ryan Plooster Roth IRA, for which Mr. Plooster serves as trustee, (c) shares of common stock underlying options held by Mr. Plooster that are exercisable within 60 days of the Record Date.
(7)	Consists of (a) shares of common stock held directly by Mr. Saluri and (b) shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(8)	Consists of (a) shares of common stock held directly by Mr. Tierney and (b) shares of common stock underlying options that are exercisable within 60 days of the Record Date.
(9)	Consists of (a) shares of common stock and (b) shares of common stock underlying options that are exercisable within 60 days of the Record Date.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single set of the Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

In connection with the Special Meeting, a number of brokers with account holders who are KemPharm stockholders will be “householding” the Proxy Materials. A single set of the Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Proxy Materials, please notify your broker or KemPharm. Direct your written request to Corporate Secretary, KemPharm, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747 or contact Timothy Sangiovanni, Vice President, Corporate Controller, at (321) 939-3416. The Company undertakes to promptly deliver a separate offset of the Proxy Materials promptly upon receiving your written request. Stockholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

, 2020

We will provide without charge to each person, including any beneficial owner, to whom a copy of this proxy statement has been delivered, upon written or oral request, a copy of any or all of the documents referred to above that have been or may be incorporated in this proxy statement by reference. Requests for copies should be directed to: Corporate Secretary, KemPharm, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747.

ANNEX A-1

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 3 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-2

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 4 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-3

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 5 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-4

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 6 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-5

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 7 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-6

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 8 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-7

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 9 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-8

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 10 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-9

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 11 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-10

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 12 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-11

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 13 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-12

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 14 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-13

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 15 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-14

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 16 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-15

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 17 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-16

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 18 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-17

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 19 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-18

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 20 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-19

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 21 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-20

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 22 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-21

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 23 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-22

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 24 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-23

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 25 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-24

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 26 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-25

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 27 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-26

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 28 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-27

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 29 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-28

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 30 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-29

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 31 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-30

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 32 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-31

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 33 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-32

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 34 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-33

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 35 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-34

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 36 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-35

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 37 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-36

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 38 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-37

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 39 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

ANNEX A-38

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

KEMPHARM, INC.

KEMPHARM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is KemPharm, Inc. (the “Company”).

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 2014 under the name “KemPharm, Inc.”

THIRD: The Board of Directors (the “Board”) of the Company, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

1. Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:

“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Company immediately prior to the Effective Time shall be combined into a smaller number of shares such that each 40 shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, KEMPHARM, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of ________, 2020.

KEMPHARM, INC.

By:
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer